2018 UPDATE (V 2.0)

OTCQB: GSRX




SPIRULINEX
Spirulina Lime
Gummies
10mg THC / piece
100mg THC / package
SPIRULINEX
Spirulina Lime
Gummies





**GSRX INDUSTRIES INC.**

# Forward-Looking Statements

The information on this presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often include words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance.

GSRX Industries Inc.'s ("GSRX") forward-looking statements are based on management's current expectations and assumptions regarding GSRX's business and performance, the economy and other future conditions and forecasts of future events, circumstances and results. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. GSRX's actual results may vary materially from those expressed or implied in its forward-looking statements. Important factors that could cause GSRX's actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions.

This presentation includes supplemental financial measures that are or may be non-GAAP financial measures. Other companies that report or describe similarly titled financial measures may calculate them differently. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

# Corporate Overview

**GSRX Industries Inc.** is in the business of acquiring, developing and operating retail cannabis dispensaries, and is in the process of expanding its business to include the cultivation, extraction, manufacture and delivery of cannabis and cannabinoid products.

To date, GSRX has acquired and operates four cannabis dispensaries in California and Puerto Rico, and has acquired four additional pre-qualified locations in Puerto Rico, all of which are expected to open in 2018. The Company expanded its California operations into the cultivation, extraction/processing and cannabinoid manufacturing businesses during the first half of 2018 through joint ventures in which it holds majority stakes.

## KEY STOCK INFO:

*as of 7/11/18*

| | |
|---|---|
| Stock Symbol | GSRX |
| Recent Price | $3.20 |
| Market Cap | $139.1M |
| Shares Outstanding | 43.5M *(approx.)* |

SUNSET CONNECT
GROWN AND RAISED IN THE CITY

Green Spirit Rx DISPENSARIO ESSENTIALS

SPIRULINEX™
HIGHLY SCIENTIFIC

Green Spirit Rx DISPENSARIO

the green ROOM
Cannabis Wellness on the Mendocino Coast









# Experienced Management Team

**Les Ball, CEO**
*GSRX*
Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

**Thomas Gingerich, CFO & Secretary**
*GSRX*
35-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

**Ali Jamalian, CEO**
*Sunset Connect, Spirulinex, GSRX Essentials*
Previously a creative producer and advertising agency director, Ali has worked for multinational cosmetics, food and beverage brands. His project portfolio includes Chivas, Pantene, Colgate, WeWork, Harrod's, and Fuchschen Alt Bier. An 8-year veteran cultivator and cannabis industry entrepreneur, he developed Spirulinex, Aqua Tetra Highdrate, and the Sunset Connect brands

**James Paul Sipe, Head Cultivator**
*Sunset Connect*
Designed and ran cultivation operations at Ermont and William Noyes; oversaw 30,000 sq. ft. of cultivation at all stages of development, managing staff of 50+

**Sarah Rodriguez, Chief Scientist**
*GSRX Essentials, Spirulinex*
PhD UC Berkeley; lead scientist behind development of Spirulinex; extensive experience in strain development, metabolic engineering, metabolite analysis, bio-separation and fermentation engineering

**Mark Young, Head Extractor**
*GSRX Essentials*
Award-winning extractor (420 Hempcon 2016 – 1st Place Best Wax, Halloweed Hempcon 2016 – 1st Place/2nd Place Best Wax, 1st Place Best Booth); featured in *Dope Magazine*; considered an artist of extracting, Mark has a deeply scientific approach and methodology and is known to design his own equipment to attain unparalled quality

# Board of Directors

### Christian Briggs

*Chairman of the Board*

Mr. Christian Briggs co-founded Cinsay Inc. ("Cinsay") in 2007, which is engaged in the development of an interactive advertising, marketing and e-commerce video platform. From 2009 to 2016, Mr. Briggs served as Chairman of the Board of Directors and Chief Executive Officer Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and overseas.

### Les Ball, CEO

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

### Dr. Harlan R. Ribnik, MD

Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

### Steve Farkas

Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

# Board of Advisors

### Luis F. Toledo-Bayouth

A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

### Juan Bauzá Salas

Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

### Alexander Zhilenkov

Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

### Jeffrey B. Jump

Jump is a 39-year veteran of the international medical devices industry who guided Biosensors International from a single-product startup to a diversified international public medical device producer with $300 million in annual revenue.

# Expanding Operations in Key Markets

GSRX entered into Puerto Rico's burgeoning medical cannabis dispensary marketplace with a goal to acquire, develop, and maintain medical cannabis dispensaries throughout the island in dense, populated areas and close to the island's best hotels. Today, GSRX has **eight (8)** dispensaries consisting of four (4) currently in operation (one in California) and four (4) more in Puerto Rico which are pre-qualified for dispensary licenses.

**Cultivation**
Oakland, California

**Extraction & Processing**
San Francisco, California

**Manufacturing**
San Francisco, California

**Dispensary & Delivery License**
Point Arena, CA



No doctor's recommendation required
Doctor's recommendation required
Limited THC content
Prohibited Note: Includes laws which have not



**Dispensaries** **

Bayamón *
Carolina *
Dorado **
Fajardo *
Hato Rey **
Isla Verde **
San Juan

* Now Open
** Under Construction

# Highlights

- **$75 billion dollar** market opportunity by 2030 (Cowen & Co.)
- Experienced management team
- Plans for expansion into other medical and/or adult use markets through acquisitions/JVs with existing operations and experienced operators
- Building vertically integrated business; from cultivation through extraction, processing and manufacturing, to retail dispensaries
- Plans to open & operate 10 dispensaries in Puerto Rico by end of 2018
- Intends to establish extraction and manufacturing facilities in Puerto Rico



# Highlights

The cannabis market is already bigger than the major commodity markets, including coffee, iron, aluminum, and wheat. And, it's on track to becoming bigger than gold. As demand continues to rise, GSRX plans to expand on its operations in key markets.



CANNABIS DWARFS OTHER MAJOR COMMODITY MARKETS
ANNUAL PRODUCTION VALUE (IN BILLIONS)
$200B
$180B
$160B
$140B
$120B
$100B
$80B
$60B
$40B
$20B
Gold
Cannabis
Corn
Iron
Wheat
Copper
Aluminum
Zinc
Coffee
Silver

https://orders.investorplace.com/chain?cid=MKT368270&eid=MKT369859&encryptedSnaid=biq7Tu4m+hckiQScBsi0ycKAZxoSltGlwp3TsZk/Z/U=&snaid=SAC0009895996&step=start&emailjobid=3206252&emailname=MESI%20Launch%20Campaign%20#AST87029

# Vertically-Integrated Business Model



CULTIVATION



EXTRACTION & PROCESSING


SPIRULINEX
Spirulina Lime Gummies
10mg THC / piece
100mg THC / package
SPIRULINEX
Spirulina Lime Gummies
10mg THC / piece
100mg THC / package

MANUFACTURING



RETAIL

# California Opportunity

- California is the most populous state in the United States with a population of 39.3 million residents. California's $2.67 trillion economy is larger than any state.

- California sales have grown from $444 million in medical for 2013 to a projected $6.6 billion of combined medical and adult use for 2018.

- California's tourism has grown for seven straight years. 268 million tourists visited in 2017, spending approximately $126.3 billion dollars.

- Combined sales for California's medical dispensaries and delivery services were $259 million in December 2017, an 11 percent increase from November. From when reporting began in March 2017 to December, over $2.3 billion in retail activity has been recorded in California dispensaries and delivery services.





http://www.latimes.com/business/la-fi-ca-economic-impact-20170904-story.html
http://www.ppic.org/publication/californias-population/
http://us-state.wikia.com/wiki/California
http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/

# Growing & Cultivation







## Sunset Connect

GSRX has committed to invest up to $1M in join venture with boutique cultivation operator and branded extractions business headquartered in San Francisco Bay Area.

- Sunset Connect Oakland, LLC ("Sunset") is subleases 25,000 sq. ft. of space and is largest tenant in Oakland's cannabis complex. Plans to be only cultivation operation on premise.
- Plans to expand distribution to include medical/adult-use dispensaries and delivery services statewide.
- Sunset products currently under compliance testing per CA regulations.
- Sunset plans to provide raw materials to extractions segment, Green Spirit Essentials, LLC ("GS Essentials").

SUNSET CONNECT
GROWN AND RAISED IN THE CITY

Find us on the web *www.sunsetconnect.co*
Instagram *@SunsetConnect*

https://www.nasdaq.com/press-release/sunset-connect-oakland-llc-charts-progress-for-cannabis-growing-operation-in-oakland-20180626-00288

# Extraction & Processing



GSRX is in early stages of manufacturing operations through its majority-owned subsidiaries at its new facility located in the heart of San Francisco. Using state of the art equipment in its operations, GS Essentials will process extractions into a variety of premium products and concentrates, resulting in what GSRX believes to be a more potent product than standard cannabis buds from the flower. GS Essentials plans to commence operations with the production of Live Rosin and Resin to create terpene-rich products for dabbing, topical and all Spirulinex applications, especially Dragonglass™.

**Processing enables the production of a wealth of products, including:**


THC OIL

Cannabis Oils



Topical



Capsules



Shatter



Live Rosin



Vaporizer Cartridges



RSO

# Manufacturing

SPIRULINEX™
HIGHLY SCIENTIFIC

- GSRX has committed to invest up to $750K in join venture in Spirulinex, LLC, an extraction and processing company based in San Francisco that has developed a broad slate of cannabinoid ingestibles.
- Spirulinex commenced operations in California in December 2016 and follows scientific research and development of protocols to ensure proper methodology and consistent dosing.
- Leases 4,500 sq. ft. of space on Bryant Street for its headquarters in San Francisco's Green Zone. The company has received temporary local and state permits, and is currently finishing construction.
- Spirulinex places a high priority on its intellectual property. Spirulinex has a robust patent portfolio, and continues to aggressively pursue protection for its innovations, which include novel methods, processes, formulations, and products.
- Spirulinex is managed by co-founders Ali Jamalian and Dr. Sarah Rodriguez, PhD.

https://www.nasdaq.com/press-release/spirulinex-charts-progress-for-cannabinoid-manufacturing-company-in-san-francisco-20180703-00235

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE


SPIRULINEX

# Manufacturing: DragonGlass

SPIRULINEX™
HIGHLY SCIENTIFIC

- Developer of Dragonglass *(a.k.a Flake & Bake),* the company's proprietary patent pending formula.
  - All-natural, vegan and gluten free
  - Zero Calorie. Zero Alcohols. Zero Fat.

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE


15 MINUTE ACTIVATION
LEVEL SPOON = 7.5MG
DRAGONGLASS
100 MG THC
SUBLINGUAL & EDIBLE
Flake and Bake
THC
MADE BY SPIRULINEX

# California Operations Flow Chart



GSRX Industries Inc.
55% ownership
55% ownership
51% ownership
Sunset Connect Oakland, LLC
(CULTIVATION)
PRODUCT & SALES
GS Essentials, LLC
(EXTRACTION)
PRODUCT & SALES
Spirulinex, LLC
(MANUFACTURING)
SALES
SALES
SALES
CALIFORNIA
RETAIL DISPENSARIES

# California Dispensary Operations

- GSRX plans to acquire more dispensary operations with significant growth potential in key markets across California
- First dispensary acquired in Point Arena in 2018
- Adult-use sales, which began Jan. 1, expected to drive market to $6.6B annually in 2018 *(beer sales were $5B in 2017 – Cowen & Co)*

**Revenues under GSRX ownership**

- Daily average increase of **88%** per day as compared to prior ownership

the green ROOM
Cannabis Wellness on the Mendocino Coast

**Prime location in Point Arena serving Mendocino coast**

Find us on the web *www.thegreencollective.org*
Instagram *@greenroommendo*

https://www.nasdaq.com/press-release/the-green-room-cannabis-dispensary-more-than-doubles-sales-under-gsrxs-ownership-and-management-20180717-00706
http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/


the green ROOM
Cannabis Wellness on the Mendocino Coast
OPEN





# Puerto Rican Operations

Puerto Rico has a population of **3.6 million** people and not only has the largest mall in the Caribbean (Plaza Las Americas), but is also currently one of the only Caribbean islands where cannabis has been legalized for medicinal purposes.

Anyone with medical-issued license from another state may purchase cannabis by filling out a legal form (same day turnaround).

Puerto Rico's rate of tourism targeted nearly **12 million in 2016**, which may increase sales significantly with tourists who could purchase cannabis in the territory. Historically, tourism has contributed nearly **$4 billion** to Puerto Rico's economy, which is over **$101 billion GDP**.

The average income is $20,078 per year, and the sale of medical cannabis has the potential to generate more significant revenue. The island has passed initiatives to incentivize the development of the industry.

Puerto Rico's cannabis program is tailored to advance its manufacturing and tourism industries. Beyond providing economic incentives and tax exemptions/credits to hydroponic planting and cultivation, laboratory-based research and development, commercial scale manufacture and recycling, Puerto Rico's program services an estimated **48,000 resident patients (2018)** and up to **five million of annual tourists** *(estimated)* eligible to purchase cannabis with an out-of-state registration card.



Western Auto





https://www.nasdaq.com/press-release/green-spirit-rx-opens-two-new-medicinal-cannabis-dispensaries-in-puerto-rico-20180611-00260
http://www.worldometers.info/world-population/puerto-rico-population/
https://thefreshtoast.com/cannabis/how-puerto-ricos-medical-marijuana-market-is-making-a-comeback/
http://www.thecannabist.co/2016/08/23/puerto
https://hoban.law/blog/2017/2017-01/how-puerto-rico-became-legalized-marijuanas-boomtown
http://www.worldometers.info/world-population/puerto-rico-population/
https://weedmaps.com/dispensaries/in/puerto-rico
http://www.prnewswire.com/news-releases/puerto-rico-tourism-holds-steady-in-2016-300374307.html
https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

# Early-Mover Advantage in Puerto Rico

- Economics could accelerate addition of adult-use.
- Puerto Rico has reciprocating agreement with medical cannabis cardholders from other states; an estimated 10 million tourists visited the island in 2016. The 2018/2019 cruising season is expected to witness a record-breaking 1.7 million passengers, which is expected to generate roughly $250 million in revenue for the Island.
- Anticipate opening up to 10 additional dispensaries in strategic locations on the island over the next 12 months.
- GSRX also plans to expand operations include extraction and manufacturing.

Green Spirit Rx DISPENSARIO


Carolina*
Isla Verde**
Hato Rey (San Juan)*
Fajardo**
San Juan**
(largest Marina in the Caribbean)
Dorado*
Bayamón**
* Now Open
** Under Construction

***50% of tourists travel within a 5-mile radius of San Juan***






b·well
Healing Center



# US Cannabis Growth Rates



CALIFORNIA MARIJUANA SALES GROWTH
$444M
MEDICAL
$576M
MEDICAL
$814M
MEDICAL
$1.8B
MEDICAL
$2.2B
MEDICAL
$6.6B
PROJECTED MEDICAL AND RECREATIONAL
2013
2014
2015
2016
2017
2018



COLORADO MARIJUANA SALES GROWTH
$199M
MEDICAL
$323M
MEDICAL
$699M
$313M REC
$385M MEDICAL
$996M
$587M REC
$408M MEDICAL
$1.3B
$875M REC
$438M MEDICAL
$1.6B
PROJECTED
2012
2013
2014
2015
2016
2017



WASHINGTON MARIJUANA SALES GROWTH
$12.3M
MEDICAL
$49M
RECREATIONAL
$486M
RECREATIONAL
$1.1B
RECREATIONAL
*2017
$1.5B
2013
2014
2015
2016

**Figure 3 Young Adult Alcohol Incidence on the Decline**



Alcohol Past Month Incidence (Ages 18-25)
60.9%
60.9%
60.7%
61.5%
61.6%
61.2%
61.5%
61.6%
61.0%
60.5%
59.9%
59.6%
59.0%
57.8%
2002-2003
2003-2004
2004-2005
2005-2006
2006-2007
2007-2008
2008-2009
2009-2010
2010-2011
2011-2012
2012-2013
2013-2014
2014-2015
2015-2016

Source: NSDUH and Cowen and Company

**Figure 4 As Cannabis Is on the Rise, Beer Continues to Fall**



Lifetime Cannabis Use vs. Beer Per Capita Consumption
Lifetime Incidence Rate
Per Capita Consumption (in gallons)
Cannabis
Beer

Note: NSDUH lifetime data is Ages 12+, NIAAA per capita consumption is Ages 14+
Source: NIAAA, NSDUH and Cowen and Company

https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-report
https://502data.com
https://mjbizdaily.com/chart-california-medical-marijuana-sales-skyrocket-132-since-2010/

*Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.*

# PR Cannabis Growth Rates



PUERTO RICO ESTIMATED CANNABIS SALES GROWTH
2018: 48k Medical cards x $15k/year
2019: 125k Medical cards x $15k/year
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
$500M
MEDICAL
2018
$1.8B
MEDICAL & ADULT
2019/2020

*Guesstimates

https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

*Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.*

# Industry Comps

| Company Name | Ticker | Price Close | Market Cap | Revenue (ttm) | P/S (ttm) |
|---|---|---|---|---|---|
| Aphria Inc. | APHQF | 9.05 | $2.13B | $20.44M | 104.20 |
| Aurora Cannabis Inc. | ACBFF | 6.85 | $3.93B | $15M | 240x |
| Cannagrow Holdings Inc. | CGRW | 1.27 | $133.72M | $1.66M | 80.55x |
| Canopy Growth Corporation | TWMJF | 30.21 | $6.011B | $39.9M | 150.65x |
| Cronos Group Inc. | CRON | 6.97 | $1.23B | $4.1M | 300x |
| Earth Science Tech Inc. | ETST | .79 | $31.37M | $450K | 69.71x |
| GW Pharmaceuticals plc | GWPH | 144.85 | $4.10B | $10.44M | 392x |
| MedMen Enterprises Inc | MMEN | 4.21 | $1.68B | $8.4M | 200x |
| United Cannabis Corp. | CNAB | .67 | $44.39M | $360K | 123.3x |

*Industry Average: 184.49x price to sales ratio*

*Sourced: 7/11/18 – MarketWatch.com*

2018 UPDATE (V 2.0)

OTC: GSRX

**CORPORATE CONTACT:**

**Thomas Gingerich**
**Chief Financial Officer**
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com

*GREEN SPIRIT RX – Puerto Rico*
www.greenspiritrx.com
Instagram @GreenSpiritRX

*The Green Room Dispensary*
https://www.thegreenroomcollective.org
Instagram @GreenRoomMendo

*SUNSETCONNECT*
www.sunsetconnect.co
Facebook.com/sunsetconnect
Instagram @SunsetConnect

*SPIRULINEX*
www.spirulinex.com
Facebook.com/Spirulinex
Instagram @Spirulinex